Exhibit 99.1

NASDAQ: NBCB KBW Conference July 2013

Forward Looking Statements

Statements made in this presentation that are not historical facts, including statements accompanied by words such as “will,” “believe,” “anticipate,” “expect,” “estimate,” “preliminary,” or similar words are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 regarding First NBC’s plans and performance. These statements are based on management’s estimates, assumptions, and projections as of the date of this presentation and are not guarantees of future performance. Actual results may differ materially from the results expressed or implied in these statements as the result of risks, uncertainties, and other factors, including those described in First NBC’s filings with the Securities and Exchange Commission, including First NBC’s Registration Statement on Form S-1, dated April 8, 2013. First NBC cautions you not to place undue reliance on the forward-looking statements contained in this presentation. First NBC does not undertake any obligation to publicly update or revise any forward-looking statements to reflect future events, information, or circumstances that arise after the date of this presentation.

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Corporate Overview

Overview

Headquartered in New Orleans, Louisiana

Committed to serving the local community since opening its doors in 2006

31 full service branches and a loan production office

–New Orleans metropolitan area

Focused on long-term, relationship-driven banking

Strong growth/strong profit

Unique feature-Use of tax credits

Branch Map

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Financial Highlights

Balance Sheet $ in millions 2013 2012

Total Assets 3,027 2,429 Gross Loans 2,094 1,736 Total Deposit 2,514 2,081 Total Equity 363 236 Total Equity/Assets 11.99% 9.73%

Asset Quality

NPAs/Assets 0.8% 0.7% NPLs/Loans 0.8% 0.6% Allowance/NPLs 162.4% 207.3% Allowance/Loans 1.3% 1.3% NCO Ratio 0.2% 0.04%

Profitability (YTD)

ROACE 14.9% 17.4% ROAA 1.2% 1.4% Net Interest margin 3.0% 3.4% Efficiency Ratio 69.3% 64.4%

Note: Financial data as of or for the six months ended June 30, 2013 and June 30, 2012.

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New Orleans: A Revitalized and Growing Market

Multifaceted Growth

Macroeconomic and demographic trends provide favorable tailwinds in our primary markets

Population has continued to grow ahead of national average, approximately 3.1% from 2010 versus national average of 1.4% Household income is expected to grow 17% from 2012 - 2017

Industry continues to expand and invest in our markets

Home to the Port of South Louisiana and the Port of New Orleans, the 1st and 7th largest ports in the U.S. Both ports are expected to be positively impacted by the expansion of the Panama Canal Louisiana continues to be one of the top producers of crude oil and natural gas in the United States Strong and continued growth by the petrochemical, oil and gas industries with significant planned investments in our markets

Tourism continues to grow

In 2012, 9.0 million visitors spent a record $6.0 billion in New Orleans 2013 Super Bowl and Women’s Basketball Final Four

2012 NCAA Men’s Basketball Final Four and the NCAA Football BCS National Championship.

Post-Katrina and Rita reconstruction efforts have revitalized the region

Since Katrina and Rita, Louisiana has received over $30 billion of insurance policy proceeds and approximately $60 billion in governmental and tax incentives

Favorable unemployment rate of 5.9% compared to the national average of 8.1%¹

(1)	As of February 2013; Source: Bureau of Labor Statistics
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Competitive Dynamics

The Premier Independent New Orleans Commercial Bank

Deposit Market Share – New Orleans MSA

Market Rank Institution Branches Deposits Share

1Capital One (VA) 55 $9,024,910 31.7 0%

2	Whitney Bank (LA) 50 4,832,07 4 16.42%
3	JPMorgan Chase Bank (OH) 37 4,362,851 14.83%
4	Regions Bank (AL) 32 2,37 3,252 8.07%
5	First NBC Bank (LA) 26 1,922,837 6.53%
6	Iberiabank (LA) 21 1,393,457 4.7 4%
7	Fidelity Homestead SB (LA) 14 7 35,141 2.50% 8Gulf Coast B&TC (LA) 14 7 34,545 2.50%

9 Crescent B&T (LA) 3 568,389 1.93%

10 First Bank and Trust (LA) 8 521,7 66 1.7 7%

11 Resource Bank (LA) A 8 318,367 1.08%

12 Fifth District SB (LA) 6 305,947 1.04%

13 Metairie B&TC (LA) 7 299,67 6 1.02%

14 Liberty B&TC (LA) 9 296,037 1.01%

15 Home Bank (LA) 10 269,111 0.91%

T otal in Market 360 29,426,348

Largest bank holding company headquartered in New Orleans

Led by bankers with long standing and deep ties to New Orleans and surrounding markets

Disruption at competitors as a result of acquisitions and operational difficulties

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New Orleans MSA – Deposit Mkt Share Growth

$2,000 6.53% 7%

6% $1,500 4.7 5% 5%

3.7 4%

4% $1,000 3.02% 3% 1.80% 2% $500 1%

$0 0% 2008 2009 2010 2011 2012

Deposits Market Share

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Financial Performance: Consistent Growth

Total Assets

Total Loans

Tangible Common Equity

$190 $1,922 $2,671 $1,651 $154 $2,216

$1,112 $106 $1,460 $849 $1,077 $66 $61 $589 $711

2008 2009 2010 2011 2012 2008 2009 2010 2011 2012 2008 2009 2010 2011 2012 Organic Growth Impact of Acquisitions Total Loans Impact of Acquisitions

Note: Dollars in millions

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Financial Performance: Increasing Profitability

Net Income

Efficiency Ratio

$29.5 $30

76.95%

73.97%

$19.7 62.57% 61.86% 62.56%

$20

$10.1 $10

$4.2

$2.2

$0

2008 2009 2010 2011 2012 2008 2009 2010 2011 2012

ROACE ROAA EPS¹

15.77%

1.17% 1.19%

$2 .04

14.28%

11.42% $1 .55

0.79%

$1 .14

6.11% 0.45%

0.40% $0.52

3.38%

$0.33

2008 2009 2010 2011 2012 2008 2009 2010 2011 2012 2008 2009 2010 2011 2012

(1) Earnings per share refers to basic earnings per share and does not take into account share dilution Note: Net Income shown in millions of dollars

Opportunistic and Experienced Acquirer

Experienced and disciplined acquisition and integration approach Three transactions since 2008

Transactions include a whole bank transaction, an FDIC-assisted transaction and a branch acquisition

Date of

Bank / Market Total Assets/Deposits Type of Transaction

Acquisition

Central Progressive Bank $368 million in assetsą

November 2011 FDIC-Assisted Transaction

LaCombe/Southern LA $345 million of deposits

Statewide Bank May 2008 $60 million of deposits Branch Acquisition

Jefferson Parish/Southern LA

Dryades Bancorp, Inc. April 2008 $74 million in assets Whole Bank Transaction

New Orleans/Southern LA

(1) Subsequent to the acquisition, nonperforming assets carried at $82.6 million by Central Progressive Bank were sold to outside investors Source: SNL Financial

Loan and Deposit Composition

Deposit Composition at 12/31/12

Loan Composition at 12/31/12

CDARS® Noninterest-6% bearing 11%

CDs >$100k 25%

NOW 19%

MMAs CDs <$100k 18% 19% Savings 2%

Consumer, 1% Construction, 9%

Commercial, 36%

CRE: owner-occupied, 31%

Consumer Real Estate, 5%

CRE: non-owner-occupied, 18%

Competitively priced deposit base drives customer loyalty Locally sourced Significant migration towards transaction accounts

(1) Includes average outstanding balances of mortgage loans held for sale of $17,087, $5,084 and $750 thousand, respectively

Financial Performance: Strong Credit Culture

In depth understanding of local economy and borrowers Average loan officer experience of 36 years Diligent, process oriented, committee-based credit approval Sound lending practices

NPAs / Assets¹

NPLs / Loans²

NCOs / Avg. Loans

2.74% 4.41%

2.66%

2.67% 2 .67%

2.52% 4.15% 4.11%

2.04% 3.36%

1.64%

1.20% 1.13%

0.83%

0.75% 1.22%

0.68%

0.66% 0.63%

0.34% 0.19%

0.01% 0.09% 0.12%

2009 2010 2011 2012 2009 2010 2011 2012 2009 2010 2011 2012

U.S. Commercial Banks U.S. Commercial Banks U.S. Commerical Banks First NBC First NBC First NBC

(1) Nonperforming assets consist of nonperforming loans and real estate and other property that has been repossessed (2) Nonperforming loans consist of nonaccrual loans and restructured loans Note: Peer groups include all commercial banks headquartered in the U.S.

Source: U.S. commercial bank numbers from SNL Financial.

Tax Credit Overview

Tax credits are an integral part of First NBC’s commercial banking business

Management has a deep understanding of this business which is core to First NBC’s corporate strategy Well-established federal and state programs

Promote private investment in low income areas, to build affordable housing and rehabilitation of historic buildings

Includes New Market Tax Credit Program, Low Income Tax Credits and Federal Historic Rehabilitation Tax Credits First NBC plays two roles:

Investor in the underlying project

Lender to the developer

In exchange for investment, First NBC receives tax credits Loans underwritten to normal credit standards Underlying projects have low LTVs (40% - 70%) Strong financial returns

Tax Credit Investments & Loans

Tax Credit & Loan Detail

Financial Summary

Total: $173.7M

Low Income Historic Investment, Rehabilitation,

$25.3M , 14% $7.1M , 4% New Markets Investment,

$35.0M , 20%

Low Income New Market Housing Loans, Loans, $64.1M ,

$42.2M , 24% 36%

$67.4 million invested in tax credit entities at 12/31/12 $123.5 million worth of New Market and Low Income tax credits have been awarded ($34.7 million realized leaves $77.6 million in current remaining benefits to be realized through 2017)

($ in Millions)

$18 $17.1 $16.7

$16.3

$15.3 $15.7 $16

$13.6

$14 $13.1 $12

$10 $8

$6

$4 $2

$0

2011 2012 2013 2014 2015 2016 2017

Financial Performance: Capital

Dollars in thousands except per share data

June 30, 2013 Actual

Shareholders’ Equity

Preferred Stock $ 37,935 Convertible Preferred Stock 11,231 Common Stock, $1 Par Value 17,860 Additional paid-In Capital 229,243 Accumulated Earnings 76,526 Accumulated Other Comprehensive Income (Loss) (9,706)

Total Shareholders’ Equity 363,089

Capital Ratios

Tier 1 Leverage Ratio 12.5% Tier 1 Risk-based Capital to Risk-Weighted Assets 14.8% Total Risk-Based Capital to Risk-Weighted Assets 15.9% Total Equity to Assets 12.3%

Tangible Common Equity to Tangible Assets 10.4%

Summary

Track record of stable growth, profitability and book value accretion

Highly experienced management team with long tenure in the New Orleans market

Key executives built First National Bank of Commerce, a $6 billion New Orleans institution sold in 1998 for nearly 3.5x book value

Strong Board comprised of industry leaders with broad skill sets and extensive in-market networks

Thriving and diversified marketplace

Demonstrated ability to acquire and integrate other banking franchises

Significant institutional ownership

Appendix

Income Statement

	6 Months Ended June 30		Year Ended December 31		
	2013	2012	2012	2011	2010
Interest income:					
Loans, including fees	$52,551	$47,037	$97,754	$74,770	$56,962
Investment securities	4,987	4,029	8,559	4,076	3,632
Short-term investments	76	70	144	168	97
Interest expense:	57,614	51,136	106,457	79,014	60,691
Deposits	17,062	14,108	29,597	24,885	24,156
Borrowings and securities sold under repurchase agreements	1,611	972	2,069	1,482	172
	18,673	15,080	31,666	26,367	24,328
Net interest income	38,941	36,056	74,791	52,647	36,363
Provision for loan losses	5,000	4,435	11,035	8,010	5,514
Net interest income after provision for loan losses	33,941	31,621	63,756	44,637	30,849
Noninterest income:					
Service charges on deposit accounts	960	1,385	2,486	1,577	1,167
Investment securities gains, net	306	1,757	4,324	485	2,047
Other	4,288	3,679	6,326	3,889	2,433
	5,554	6,821	13,136	5,951	5,647
Noninterest expense:					
Salaries and employee benefits	$10,621	$10,331	$21,182	$12,801	$9,433
Occupancy and equipment expenses	4,965	4,793	9,755	6,428	5,357
Other	15,229	12,477	24,070	17,018	11,497
	30,815	27,601	55,007	36,247	26,287
Income before income taxes	8,680	10,841	21,885	14,341	10,209
Income tax (benefit) provision	(8,211)	(4,878)	(7,565)	(5,407)	147
Net income	16,891	15,719	29,450	19,748	10,062
Less net income attributable to noncontrolling interests	-	(118)	(510)	(308)	–
Net income attributable to the Company	16,891	15,601	28,940	19,440	10,062
Less preferred stock dividends	(190)	(189)	(510)	(792)	(972)
Less accretion of discount on preferred stock	-	-	–	(580)	(179)
Income available to common shareholders	$16,701	$15,412	$28,430	$18,068	$8,911
Earnings per common share – basic	1.09	1.11	$2.04	$1.55	$1.14
Earnings per common share – diluted	1.06	1.09	$2.02	$1.54	$1.13

First NBC

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